MERRILL LYNCH VARIABLE SERIES FUNDS, INC.


                      Merrill Lynch American Balanced Fund
                      Merrill Lynch Global Bond Focus Fund
                    Merrill Lynch Global Strategy Focus Fund
                   Merrill Lynch Natural Resources Focus Fund
                        Merrill Lynch Quality Equity Fund


                         Supplement dated March 15, 2001
                        to Prospectus dated April 4, 2000

         The  following   information   supersedes  and  replaces  any  contrary
information contained in the Merrill Lynch American Balanced Fund's Prospectus under the captions "Key Facts" and "Details About the Portfolio":

         The Board of Directors has approved certain changes to the management policies of the American Balanced Fund. These changes are summarized below and will be implemented immediately.

         The  Fund  may  invest  entirely  in  equity  securities,  entirely  in
fixed-income   securities,   or  partly  in  equity  securities  and  partly  in
fixed-income securities. Fund management expects that usually a significant portion of the Fund's assets will be invested in common stocks of large companies.

         The Fund may invest a portion of its assets in fixed income securities rated below investment grade by the nationally recognized statistical rating organizations or in unrated securities which Fund management considers to be of comparable credit quality ("junk bonds"). Although junk bonds generally have higher yields than fixed income securities with higher credit ratings, they are high risk investments that may not pay interest or return principal as scheduled. Junk bonds generally are less liquid and experience more price volatility than higher rated fixed income securities.

         The Fund may invest up to 35% of its assets in mortgage-backed and asset-backed securities. Mortgage-backed and asset-backed securities involve special risks, including prepayment risk and extension risk, and may be more volatile than other fixed income securities of similar maturities.

         The Fund may invest up to 25% of its assets in foreign securities and may invest in foreign currency contracts. Foreign investing involves special risks, including foreign currency risk and the possibility of substantial volatility due to adverse political, economic or other developments. Foreign securities may also be less liquid and harder to value than U.S. securities.


                                   * * * * * *

         The  following   information   supersedes  and  replaces  any  contrary
information contained in the Merrill Lynch Global Strategy Focus Fund's Prospectus under the captions "Key Facts" and "Details About the Portfolio":

         The Board of Directors has approved certain changes to the management policies of the Global Strategy Focus Fund. These changes are summarized below and will be implemented immediately.

         The Fund may invest a portion of its assets in "junk" bonds, corporate loans and "distressed securities". Junk bonds are bonds that are rated below investment grade by the nationally recognized statistical rating organizations or bonds that are not rated but which Fund management considers to be of comparable credit quality. Corporate loans are direct obligations of U.S. or foreign corporations that are purchased by the Fund in the secondary market. Distressed securities are securities that are in default on payments of interest or principal at the time the Fund buys the securities or are issued by a bankrupt entity. These securities offer the possibility of relatively higher returns but are significantly riskier than higher rated debt securities. Fund management will invest in these securities only when it believes that they will provide an attractive total return, relative to their risk, as compared to higher quality debt securities.

         The Fund may invest a portion of its assets in securities of precious metals and securities that are secured by real estate or issued by companies that invest or deal in real estate, including real estate investment trusts. Securities of precious metals historically have been very volatile. The high volatility of precious metal prices may adversely affect the financial condition of companies involved with precious metals. The main risk of real estate related securities is that the value of the real estate may go down. The availability of mortgages and changes in interest rates may affect real estate values.

         The Fund may invest a portion of its assets in swap agreements. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund.

                                   * * * * * *

         The  following   information   supersedes  and  replaces  any  contrary
information contained in the Merrill Lynch Quality Equity Fund's Prospectus under the captions "Key Facts" and "Details About the Portfolio":

         The Board of Directors has approved certain changes to the management policies of the Quality Equity Fund. These changes are summarized below and will be implemented immediately.

         The Fund may use derivatives, such as futures and options, for hedging purposes. Hedging is a strategy in which the Fund uses a derivative to offset the risk that other Fund holdings may decrease in value. While hedging can reduce losses, it can also reduce or eliminate gains if the market moves in a different manner than anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced.

                                   * * * * * *

         The Merrill Lynch Global Bond Focus Fund and Merrill Lynch Natural Resources Focus Fund are no longer being offered for sale. The Board of Directors has authorized the liquidation of each of these Funds. These liquidations are subject to the receipt by Merrill Lynch Insurance Group of certain exemptive orders from the Securities and Exchange Commission. It is expected that each of these Funds will be liquidated in the third or fourth quarter of 2001, at which time they will be terminated as series of Merrill Lynch Variable Series Funds, Inc.